Earnings/ (Loss) per Share	12 Months Ended
Dec. 31, 2018
Earnings/ (Loss) Per Share

9. Earnings / (Loss) per Share

All common shares issued (including the restricted shares issued under the equity incentive plan) are DCI’s common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreement. Unvested shares granted under the Company's incentive plan are entitled to receive dividends which are not refundable, even if such shares are forfeited, and therefore are considered participating securities for basic earnings per share calculation purposes. Dividends declared and paid in 2018, 2017 and 2016 were $0, $0 and $374, respectively. The calculation of basic earnings/ (loss) per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed. For 2018 and 2016, and on the basis that the Company incurred losses, the effect of the incremental shares assumed issued would have been anti-dilutive and therefore basic and diluted losses per share is the same amount. For 2017, the computation of diluted earnings per share reflects the potential dilution from conversion of outstanding preferred convertible stock calculated with the “if converted” method. No incremental shares were calculated with the treasury stock method for the unexercised warrants to issue preferred convertible shares.

	2018		2017		2016
	Basic LPS	Diluted LPS	Basic EPS	Diluted EPS	Basic LPS	Diluted LPS
Net income/(loss)	$(52,895)	$(52,895)	$3,819	$3,819	$(149,014)	$(149,014)
Net income/(loss) available to common stockholders	(52,895)	(52,895)	3,819	3,819	(149,014)	(149,014)

Weighted average number of common shares outstanding	9,450,555	9,450,555	427,333	427,333	1,478	1,478
Effect of dilutive shares	-	-	-	28	-	-
Total shares outstanding	9,450,555	9,450,555	427,333	427,361	1,478	1,478

Earnings/(Loss) per common share	$(5.60)	$(5.60)	$8.94	$8.94	$(100,821.38)	$(100,821.38)